Investor Presentation November 2011 Exhibit 99.1

Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles.
These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because NTELOS believes they provide relevant and useful information to investors.
NTELOS utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth. NTELOS also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs.
Please review the reconciliations of non-GAAP financial measures contained in the press release filed by the Company with the SEC on Form 8-K on November 7,
2011.
Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-
looking statements and should be evaluated as such. The words “anticipates,” “believes,” “expects,” “intends,” “plans,” “estimates,” “targets,” “projects,”
“should,” “may,” “will” and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to: rapid development and intense competition in the telecommunications industry; adverse economic conditions;
operating and financial restrictions imposed by our senior credit facility; our cash and capital requirements; declining prices for our services; the potential to experience a high rate of customer turnover; our dependence on our affiliation with Sprint Nextel (“Sprint”); a potential increase in our roaming rates and wireless handset subsidy costs; increased costs to support continued growth of data usage on our network; the potential for Sprint to build networks in our markets; federal and state regulatory fees, requirements and developments; loss of our cell sites; the rates of penetration in the wireless telecommunications industry; and our reliance on certain suppliers and vendors. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our Annual Reports filed on Forms 10-K.
Special Note Regarding Forward-Looking Statements
Presentation of Financial and Other Important Information

NASDAQ National Markets “NTLS”
Headquartered in Waynesboro, VA
Spin-off of legacy wireline operations
Completed on October 31, 2011
Wireline operations now operate as Lumos Networks (NASDAQ: “LMOS”)
Who We Are

Company Overview
Wireless (both postpay and prepaid) subscribers of approximately 415,000
8.1 million licensed POPs; covered POPs of 5.9 million
Wholesale network provider to Sprint in a significant portion of territory
86% of network is CDMA 3G EVDO
Market Cap of approximately $470 million (as of November 4, 2011)
Pro Forma LTM Financials as of September 30, 2011
Revenue of $419 million
Adjusted EBITDA of $142 million
Net Debt of $403 million with Net Debt Leverage of 2.8X
Who We Are

Notes:
“Adjusted EBITDA” is defined as EBITDA plus ARO accretion, equity based compensation charges, acquisition related and business segment charges.
“Net Debt” is defined as total debt less cash.
“Net Debt Leverage” is defined as Net Debt divided by Adjusted EBITDA.

Leading “pure-play” regional wireless company
Platform for organic and strategic growth
Unique growth and income investment opportunity
Wholesale revenue continues to grow
NTELOS declared $0.42/share dividend on 11/3/11, payable on 1/12/12
Strong Free Cash Flow characteristics
Attractive strategic asset set
Exclusive network provider to Sprint in region
Unique network footprint in Mid-Atlantic region
Experienced senior management team
Investment Rationale

Note:  “Free Cash Flow” is defined as Adjusted EBITDA less capital expenditures.

Company Overview

PA
MD
OH
WV
KY
VA
TN
NC
Charleston
Huntington
Charlottesville
Richmond
Lynchburg
Roanoke
Newport News
Hampton
Norfolk
Portsmouth
Virginia Beach
Chesapeake

6 NTELOS Covered Network Sprint Wholesale Markets Strategic Network Assets Where We Operate

Poised for Growth
Wholesale revenue from Sprint up 22% YOY (Sprint calculated revenue excluding support from the $9 million minimum is up 33% YOY)
Postpay Data ARPU up 22% YOY
Profitable
5 years of minimum 35% Adjusted EBITDA margin
21% 5 year FCF margin
Stable
Diverse revenue stream from postpaid, prepaid and wholesale customers
Strategic
Exclusive relationship with Sprint through July 2015
Unique network footprint in Mid-Atlantic region

Note: Results for the nine months ending September 30, 2011.
Poised for Growth. Profitable. Stable. Strategic

NTELOS  Retail Wireless Strategy

Mission Mission Vision Vision
Strategic Strategic
Differentiators Differentiators
We
We
Inspire
Inspire
Loyalty
Loyalty
Highest in revenue
Highest in revenue
and subscriber
and subscriber
market share growth
market share growth
of all carriers in our
of all carriers in our
markets
markets
through 2016
through 2016
Value Value
Unlimited nationwide Unlimited nationwide
plans always less plans always less
expensive than AT&T and expensive than AT&T and
Verizon Wireless Verizon Wireless
Simplicity Simplicity
Cutting through the Cutting through the
complexity with simple, complexity with simple,
customer friendly customer friendly
products and plans products and plans
Service Service
Creating “raving fans,”
leveraging local retail and
customer service
presence

Store Distribution

410
390
370
350
330
310
290
270
250
80
75
70
65
60
55
50
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Agent Locations
Company Stores

Gross Add Distribution

100%
80%
60%
40%
20%
0%
22%
22%
22%
31%
31%
32%
37%
78%
78%
78%
69%
69%
68%
63%
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Direct Gross Adds %
Indirect Gross Adds %

Redefined distribution strategy
NTELOS Owned Retail Stores
55% of NTELOS owned retail stores will
have new look by the end of 2011
A majority of remaining NTELOS owned
retail stores will be retrofitted in 2012
Indirect Distribution Expansions
Significant growth in Indirect channel from
313 doors in 3Q10 to 397 in 3Q 2011.
Grew the number of Exclusive Retail
Partners (ERP’s) from 18 in 3Q 2010 to 52
in 3Q 2011.
9 9
Platform for Organic Growth – Distribution Strategy

nTelos wireless

Postpay Data ARPU vs Device Penetration
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
$11.84
$13.23
$14.06
$14.61
$15.45
$16.36
$16.02
10.3%
11.6%
12.8%
15.3%
18.3%
23.4%
28.3%
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
Data ARPU
Smartphone %

Smartphone as a % of Postpaid Base
70%
60%
50%
40%
30%
20%
10%
0%
Smartphone ARPU on average $18 greater than non-smartphone
28%
29%(1)
39%
53%
62%(2)
NTELOS Q3
T-Mobile
Verizon
AT&T
Sprint
Smartphone as a % of Postpaid Base

10 Increased smartphone penetration drives ARPU and lowers churn 10 (1) Q211 – Have not reported Q311 (2) % of CDMA Postpay base Platform for Organic Growth – Smartphone Explosion

Cell Site Expansion
1,600
1,400
1,200
1,000
800
600
400
200
-
40
35
30
25
20
15
10
5
-
Millions
$28
$28
$29
$31
$32
$34
$37
489
523
535
542
543
548
554
762
764
764
771
772
778
783
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
Wholesale Cell Sites
Non-Wholesale Cell Sites
Wholesale Revenue *

Network investments driving wholesale revenue growth
Sprint wholesale revenue up 33% YOY*
Platform for Organic Growth – Wholesale Revenues
•
Excluding support from the contracted minimums in the prior year.
•
Wholesale Revenue shown above is Total Wholesale Revenue, which includes revenue from Sprint.

nTelos wireless

2,000
1,500
1,000
500
0
(500)
(1,000)
(1,500)
(2,000)
(2,500)
(3,000)
Q210
Q310
Q410
Q111
Q211
Q311
Verizon
USCC
T-Mobile
Sprint
AT&T

1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
30%
25%
20%
15%
10%
5%
0%
Q310
Q410
Q111
Q211
Q311
Smartphones as a % of Base
Total Postpay Voluntary
Smartphone Postpay Voluntary
Smartphone Postpay Involuntary

Subscriber ports now net positive for first time since July 2007
Smartphone customers have better churn characteristics
Wireless Number Porting Postpay Voluntary Churn (%)
Leading Indicators Support Strategy and Execution

Revenue and EBITDA Impact of Increased Penetration
$180
$160
$140
$120
$100
$80
$60
$40
$20
$-
Millions
$24
$11
$93
$42
$163
$73
8.0%
10.0%
12.0%
Penetration of Covered POPs
Annual Revenue Impact
Annual EBITDA Impact

Moderate increases in penetration provide substantial retail revenue and EBITDA growth
1% increase in market share = 58k incremental subs
* Assumes current subscriber base mix at higher penetration and applies operating financial metrics to illustrate subscriber base.
* Assumes 45% incremental EBITDA margin.
* Current NTELOS combined share  in all markets is 7.3%.
“Size of the Prize”

nTelos wireless

Strategic

CAPEX Summary vs. Total Revenue 2007-2010
100
90
80
70
60
50
40
30
20
10
0
$430
$420
$410
$400
$390
$380
$370
$360
$350
$378
$412
$425
$407
$419
35
18
16
9
47
25
9
8
9
15
19
8
16
14
9
13
22
10
2007
2008
2009
2010
LTM
EVDO
Growth
Capacity
Maintenance
Total Revenue

14 Network upgrade to EVDO drove revenue growth Note: CAPEX numbers exclude IT. Investment in EVDO

Fast follower with LTE
Well positioned with Sprint for technology upgrade
LightSquared
Clearwire
Stand alone
LTE field trials completed
Industry Milestones
NTELOS  Milestones
VZ launch in 30
cities
First LTE Device
Introduced

EVDO Build
Completion
Metro PCS
initial Launch
AT&T launch in
10 cities
Sprint WiMAX
in Baltimore
LTE Field Trials
Completed
4G Roadmap

Financial Summary

nTelos wireless

Profitability

Revenue
Millions
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$-
$323
$378
$412
$425
$407
$419
212
238
242
232
203
185
11
22
38
49
63
75
77
95
104
113
110
128
21
22
25
26
25
25
1
1
4
5
5
6
2006
2007
2008
2009
2010
LTM
Voice
Data
Wholesale
Other
Roaming

Adjusted EBITDA
Millions
$180
$160
$140
$120
$100
$80
$60
$40
$20
$-
$112
$142
$159
$160
$147
$147
2006
2007
2008
2009
2010
LTM

17 Managing to Growth

Financial Overview
2009 2010 LTM Sept YTD 2010 Sept YTD 2011 YOY  Delta
Gross Adds (000s) 176 165 161 120 117 (4)
Ending Subscribers (000s)
439 432 415 434 415 (19)
ARPU - blended $53.20 $50.85 $50.54 $50.60 $50.18 ($0.42)
Churn - blended 3.27% 3.25% 3.50% 3.17% 3.50% -0.33%
Revenue ($mm) $425 $407 $419 $304 $317 13
Adjusted EBITDA ($mm) $162 $148 $147 $113 $112 ($1)
CAPEX ($mm) $51 $39 $45 $30 $36 ($6)
FCF ($mm) $111 $109 $102 $83 $77 $7

Financial Overview
* As of earnings conference call on 11/8/11.
(in millions)
2010 LTM
Pro Forma Results
Pro Forma Revenue $407 $419
Pro Forma Adjusted EBITDA $142 $142
Pro Forma Capitalization (as of 9/30/11)
Cash $58
Total Debt $461
Net Debt $403
Net Debt Leverage 2.8x
Guidance for Fourth Quarter 2011*
Adjusted EBITDA Between $33mm - $35mm
CAPEX Between $13mm - $15mm

Jim Hyde, CEO, President and Director
Former T-Mobile USA / Western Wireless / VoiceStream Sr. Exec
Former CEO, T-Mobile UK
17 years industry experience
Steb Chandor, EVP, CFO and Treasurer
Former CFO, iPCS Wireless
Former CFO, Metro One
16 years industry experience
Conrad Hunter, EVP, COO
Former COO, iPCS Wireless
Former VP of Midwest Operations, U.S. Cellular Corporation
32 years industry experience
Senior Executives – Wireless Veterans

Leading “pure-play” regional wireless company
Platform for organic and strategic growth
Unique growth and income investment opportunity
Wholesale revenue at an all time high and growing
NTELOS declared $0.42/share dividend on 11/3/11 payable on 1/12/12
Strong Free Cash Flow characteristics
Attractive strategic asset set
Exclusive network provider to Sprint in region
Unique network footprint in Mid-Atlantic region
Experienced senior management team
Investment Rationale

Investor Presentation November 2011